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                                                              Exhibit 10(a)
                              AMENDMENT NUMBER ONE
                                     TO THE
                    OHM CORPORATION RETIREMENT SAVINGS PLAN
              (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1994)


                 WHEREAS, OHM Corporation (the "Company") previously adopted the OHM Corporation Retirement Savings Plan (the "Plan"); and

                 WHEREAS, Article 15.1 of the Plan provides that the Company may amend the Plan at any time.

                 NOW, THEREFORE, the Company hereby amends the Plan to read as follows:

                                       I.

                 Effective June 1, 1995, Section 1.40 of the Plan is hereby amended by adding the following sentence at the end thereof:

                 With the approval of the Plan Committee, Years of Service will be credited to an Employee for service with an entity that is acquired by the Employer to the extent and for the purposes listed on Schedule A to the Plan.


                                      II.

                 Effective June 1, 1995, Section 3.11 of the Plan is hereby amended to read as follows:

                          3.11 Elective Transfers. The Plan may accept an elective transfer of assets from another qualified plan if the following provisions are satisfied.

                                  (a)      The person electing the transfer
                 must become an Employee as the result of a corporate transaction for which the Committee deems this provision should be applicable.

                                  (b) The plan from which the benefits are transferred must provide that the transfer is conditioned upon a voluntary, fully informed election by the participant to transfer such participant's benefit to this Plan.

                                  (c) The plan from which the benefits are transferred must either offer the participant the opportunity to leave his or her assets in that plan or must terminate and make a distribution of all appropriate benefits.





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                                  (d)      Any spousal consent requirements or
                 notice requirements imposed on the elective transfer by the Code must be satisfied.

                                  (e) The Employee who elects the transfer must be eligible under the terms of the transferor plan to receive an immediate distribution from that plan.

                                  (f)      The amount of the benefit
                 transferred must equal the entire nonforfeitable accrued benefit under the plan of the participant whose benefit is transferred and the Employee shall be fully vested in the transferred benefit under this Plan.

                                      III.

                 Effective June 1, 1995, Section 4.1 of the Plan is hereby amended by adding the following sentence to the end thereof:

                 Matching Employer Contributions may be made, at the discretion of the Company, in the form of Company Stock.

                                      IV.

                 Effective June 1, 1995, Section 5.5 of the Plan is hereby amended to read as follows:

                          5.5 Investment Options. All Profit Sharing Contributions will be invested by the Trustee at the direction of the Committee. All Matching Employer Contributions made in the form of Company Stock will be initially invested in the Company Stock Fund. Each Participant will, by written direction to the Committee, direct that all Before-Tax Contributions, After-Tax Contributions, Matching Employer Contributions (other than Matching Employer Contributions made in the form of Company Stock) and Rollover Contributions made by or for the Participant be invested in one or more of the Investment Funds in multiples of 5%. An investment option selected by a Participant will remain in effect and be applicable to all subsequent Before-Tax Contributions, After-Tax Contributions, Matching Employer Contributions (other than Matching Employer Contributions made in the form of Company Stock) and Rollover Contributions made by or for the Participant unless and until an investment change is made by the Participant and becomes effective pursuant to Section
                 5.6. In the absence of an effective investment direction, Before-Tax Contributions, After-Tax Contributions, Matching Employer Contributions (other than Matching Employer



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                 Contributions made in the form of Company Stock) and Rollover
                 Contributions made to the Trust by or for a Participant will be invested in a fixed income fund or its equivalent maintained pursuant to Section 5.1.

                                       V.

                 Effective June 1, 1995, Section 5.6 of the Plan is hereby amended to read as follows:

                          5.6 Change of Investment Option. Subject to any limitation imposed by the terms of an Investment Fund, a Participant may, as of any Enrollment Date, upon at least 15 days prior written notice filed with the Committee, change his or her investment option to any other option specified in
                 Section 5.5 with respect to all subsequent Before-Tax Contributions, After-Tax Contributions, Matching Employer Contributions (other than Matching Employer Contributions made in the form of Company Stock) and Rollover Contributions made by or for the Participant. In addition, subject to any limitation imposed by the terms of an Investment Fund, a Participant may, as of any Enrollment Date, upon at least 15 days prior written notice filed with the Committee, change his or her investment option to any other option specified in
                 Section 5.5 with respect to all previous Before-Tax Contributions, After-Tax Contributions, Matching Employer Contributions (including Matching Employer Contributions made in the form of Company Stock) and Rollover Contributions made by or for the Participant.


                 Executed this 1st day of June, 1995.


                                             OHM Corporation


                                             /s/ RANDALL M. WALTERS
                                             -----------------------------------
                                             By: Randall M. Walters
                                                 Vice President, General Counsel
                                                 and Secretary


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